UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant To Section 13 Or 15(d) Of The
                      Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported):  April 22, 2003
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                         CASCADE FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)

             Washington                  000-25286           91-1661954
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    (State of other jurisdiction        (Commission         (IRS Employer
         of incorporation)              File Number)     Identification No.)


                   2828 Colby Avenue, Everett, WA 98201
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        (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (425) 339-5500
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ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibit 99.1:  Press Release dated April 22, 2003

ITEM 9.  Regulation FD Disclosure

    On April 22, 2003, the Corporation released earnings information for the first quarter ended March 31, 2003. This information is provided under Item 12.

ITEM 12. Results of Operations and Financial Condition

    Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.

                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:   April 22, 2003

                                         CASCADE FINANCIAL CORPORATION

                                         By: /s/ Carol K. Nelson
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                                                 Carol K. Nelson
                                            Its: President and CEO